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                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 16th of December, 2008, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), RidgeWorth Funds., an open-end diversified management investment company organized under the laws of the Commonwealth of Massachusetts (hereinafter the "FUND"), and RidgeWorth Distributors LLC, a Delaware limited liability company (hereinafter the "UNDERWRITER").

                                  WITNESSETH:

WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "Portfolios"); and

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, RidgeWorth Capital Management, Inc., a Georgia corporation, (the "ADVISER") is the investment adviser of the Portfolios of the Fund and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and any applicable state securities laws; and

WHEREAS, the Underwriter is the principal underwriter for the Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 ACT"), and is a member in good standing of the Financial Industry Regulatory Authority (hereinafter "FINRA"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios set forth in SCHEDULE A on behalf of each corresponding Separate Account set forth on such SCHEDULE A to fund the Contracts and the Underwriter and the Fund

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are authorized to sell such shares to unit investment trusts such as the
Separate Accounts at net asset value.

NOW, THEREFORE, in consideration of their respective mutual promises, the Company, the Fund and the Underwriter agree as follows:

               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Fund and the Underwriter agree to sell to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for receipt of such orders from each Separate Account. Receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order via the National Securities Clearing Corporation (the "NSCC") by 9:00 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by wire from the Fund's designated Settling Bank to the NSCC. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC. "NETWORKING" shall mean the NSCC's product that allows Fund's and Companies to exchange account level information electronically. "SETTLING BANK" shall mean the entity appointed by the Fund to perform such settlement services on behalf of the Fund and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Fund and the Underwriter agree to sell the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Eastern Time on the next following Business Day. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Fund's designated custodian. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC.

1.2 The Fund and the Underwriter agree to make shares of the Portfolios available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days; provided, however, that the Board of Trustees or Directors, as applicable, of the Fund (hereinafter the "TRUSTEES/DIRECTORS") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having

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jurisdiction or is, in the sole discretion of the Trustees/Directors, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

1.3 The Fund agrees to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund receives notice of such request for redemption via the NSCC by 9:00 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to redeem Portfolio shares using the NSCC's DCC&S platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Fund or the Underwriter receives notice of the redemption order from the Company provided that the Fund or the Underwriter receives notice by 9:00 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section.

The Fund agrees to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund receives notice of such request for redemption by 9:00 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Fund receives notice of the redemption order from the Company provided that the Fund receives notice by 9:00 a.m. Eastern Time on such Business Day.

1.4 The Company will place separate orders to purchase or redeem shares of each Portfolio.

1.5 Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.6 The Fund shall furnish prior day and same day notice to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Fund.

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1.7  The Fund shall make the net asset value per share of each Series available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 7:00 p.m. Eastern time on such Business Day.

1.8(a) If the Underwriter or the Fund provides materially incorrect share net asset value information through no fault of the Company, the Separate Accounts shall be entitled to an adjustment with respect to the Series shares purchased or redeemed to reflect the correct net asset value per share.

1.8(b) The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company, by the Fund, upon discovery. The Underwriter and the Fund shall indemnify and hold harmless the Company against any amount the Company is legally required to pay Contract Owners, participants or beneficiaries that have selected a Portfolio as an investment option {"Contract owners"), and which amount is due to the Fund's or its agents' material miscalculation and/or incorrect reporting of or failure to report the daily net asset value, dividend rate or capital gains distribution rate. The Company shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Fund or its agents result in a gain to the Company, the Company shall immediately reimburse the Fund, the applicable Portfolios or its agents for any material losses incurred by the Fund, the applicable Portfolios or its agents as a result of the incorrect calculation. Should a material miscalculation by the Fund or its agents result in a gain to Contract owners, the Company will consult with the Fund or its designee as to what reasonable efforts shall be made to recover the money and repay the Fund, the applicable Portfolio or its agents. The Company shall then make such reasonable effort, at the expense of the Fund or its agents, to recover the money and repay the Fund, the applicable Portfolios or its agents; but the Company shall not be obligated to take legal action against Contract owners.

With respect to the material errors or omissions described above, this section shall control over other indemnification provisions in this Agreement.

                   ARTICLE II. Representations and warranties

2.1 The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

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2.2  The Fund and the Underwriter represent and warrant that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for as long as the Fund shares are sold; (ii) the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; and (iii) the Fund shall register and qualify its shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

2.3 The Fund represents that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund represents that its Board of Trustees or Directors, as applicable, including a majority of its Trustees/Directors who are not interested persons of the Fund, have formulated and approved a plan under Rule 12b-1 to finance distribution expenses.

2.5 The Fund makes no representations as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states in which such shares registered and offered for sale.

2.6 The Underwriter represents and warrants that it is a member in good standing of the FINRA and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.7 The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.8 The Fund represents and warrants that all of its Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10 The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the

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Adviser shall perform its obligations for the Fund in compliance in all material respects with any applicable state and federal securities laws.

2.10 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Fund's shares pursuant to this Agreement.

2.11 The Company represents that it has adopted written policies and procedures reasonably designed to detect and deter frequent and/or disruptive trading in Shares. The Company and the Fund agree to reasonably cooperate for the purpose of discouraging frequent or disruptive trading in shares of the Funds and agree to negotiate a "shareholder information agreement" under Rule 22c-2.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Fund shall provide the Company, or its designated agent, at no charge with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the Fund shall provide PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a) The Fund shall provide the Company, or its designated agent, at no charge with copies of the Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b) The Fund shall pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to existing Contract owners. The Fund shall pay for all costs for typesetting, printing and distributing proxy materials. The Fund shall pay for all costs for typesetting, printing and distributing to the Company prospectuses, statements of additional information, Fund reports and other Fund communications for prospective Contract owners.

3.3 The Fund's statement of additional information shall be obtainable by Contract owners from the Fund, the Company or such other person as the Fund may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

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    B.  vote the Fund shares held in the Separate Account in accordance with instructions received from Contract owners; and

    C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Fund shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Fund shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. The Fund will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Underwriter each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or the Underwriter is described. No such literature or material shall be used without prior written approval from the Underwriter. However, without prior written consent, the Company can (a) identify the Fund in a listing of Funds available through the Company and (b) use, verbatim, the ranking or performance data that the Insurance Company takes (without any commentary added) from an industry recognized third party source (e.g. Morningstar, Lipper, Bloomberg).

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved in writing by the Underwriter, except with the prior written permission of the Underwriter.

4.3 The Fund shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, within a reasonable timeframe prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing

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within two Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.4 Neither the Fund nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5 The Fund will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Fund and the Underwriter. Except as provided in
Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Fund or the Underwriter. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 The Fund and Underwriter agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in
Section 4.3, the Fund and Underwriter shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Fund and Underwriter shall cease all use of any such names or marks.

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                          ARTICLE V. Fees and Expenses

5.1 The Fund shall pay, or cause to be paid, the fees and expenses provided for in the attached SCHEDULE B

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

       (a) The Company agrees to indemnify and hold harmless the Fund, the Underwriter and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Fund or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares of the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or Sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Fund to the Company on behalf of the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, the Underwriter or the Adviser); or (b) the willful misfeasance, bad faith, negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or

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               omission was made in reliance upon and in conformity with
               information furnished to the Fund or the Underwriter by the Company or persons under its control; or

           (iv) arise out of or as a result of any failure by the Company to prevent orders received after the close of trading on a Business Day from being aggregated and communicated to the Fund's transfer agent with orders received before the close of trading on that Business Day; or

           (v) arise out of or as a result of any errors within the reasonable control of the Company that result in late transmission of orders to the Fund's transfer agent; or

           (vi) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

           (vii) arise out of or result from any breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and
                 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

6.2  Indemnification By the Underwriter

       (a) The Underwriter agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

         (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

         (i) arise as a result of any failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement, or

         (ii) arise out of or result from any breach of any representation and/or warranty made by the Underwriter or the Fund in this Agreement or arise out of or result from any other breach of this Agreement by the Underwriter or the Fund; except to the extent provided in Sections 6.2(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.3  Indemnification by the Fund

       (a) The Fund agrees to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

         (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

         (iv) arise as a result of any failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any breach of any representation and/or warranty made by the Underwriter or the Fund in this Agreement or arise out of or result from any other breach of this Agreement by the Underwriter or the Fund; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Fund of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.4.  Indemnification Procedure

       (a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("INDEMNIFIED PARTY" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

              (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

              (ii) the named parties to any proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                        ARTICLE VIII. Term & Termination

1.  8.1  Term

       (a) Except as otherwise provided below, the term of this Agreement shall be for five (5) years from the date hereof, unless terminated earlier by reason of a breach of contract or by law, or pursuant to this section 8. At the end of the initial term of this Agreement, this Agreement shall be automatically renewed for successive one year periods, unless any party notifies the other no later than thirty days before any anniversary of its intent to terminate this Agreement.

8.2  This Agreement shall terminate:

       (a) at the option of any party upon six months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

       (b) at the option of the Fund, the Underwriter or the Adviser upon institution of formal proceedings against the Company by FINRA, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Fund, the Underwriter or the Adviser are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

       (c) at the option of the Company upon institution of formal proceedings against the Fund, the Underwriter or the Adviser by FINRA, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Underwriter's, the Fund's or the Adviser's ability to perform its obligations under this Agreement; or

       (d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"); or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

       (e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach; or

       (f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Underwriter or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

       (g) at the option of the Fund, the Underwriter or the Adviser if the Fund, the Underwriter or the Adviser respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or Underwriter.

       (h) automatically, with respect to the Underwriter, if the Underwriter ceases to be the principal underwriter and distributor for the Funds, In such case, the Fund shall use commercially reasonable efforts to add a new Underwriter to this Agreement.

8.3  Notice Requirement

       (a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
            Section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

       (b) In the event that any termination of this Agreement is based upon the provisions of Section 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.4 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.5  Effect of Termination

       (a)  Notwithstanding any termination of this Agreement pursuant to
            Section 8.1(a) through 8.1(g) or this Agreement and subject to
            Section 1.2 of this Agreement, the Company may require the Fund to continue to make available additional shares of the Fund for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body.

       (b) Fund shall remain obligated to pay Company the fee in effect as of the date of termination for so long as shares are held by the Accounts and Company continues to provide services to the Accounts. Such fee shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

       (c) In the event of the insolvency or liquidation of the Company, fees shall continue to be payable directly to the Company or its liquidator, receiver, conservator or statutory successor, without diminution and reasonable provision for verification by the Company or its liquidator, receiver, conservator or statutory successor.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

     If to the Company:

           Hartford Life Insurance Company
           200 Hopmeadow Street
           Simsbury, Connecticut 06089
           Attention: Vice President, Investment Products Division

     with a copy to:

           General Counsel
           Hartford Life Insurance Company
           200 Hopmeadow Street
           Simsbury, Connecticut 06089

     If to the Fund:

           RidgeWorth Funds
           3435 Stelzer Road
           Columbus, OH 43219
           Attention: President

     If to the Underwriter:

           RidgeWorth Distributors LLC
           Attention: President
           690 Taylor Road # 150
           Gahanna OH 43230

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain. In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

l0.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, FINRA, and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information of reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

10.9 Each party will make every effort to remain in full compliance with all applicable anti-money laundering laws, rules and regulations, including but not limited to, the Bank Secrecy Act (the "BSA"), its implementing regulations, and the USA PATRIOT Act, which amends certain sections of the BSA and sets forth certain other anti-money laundering requirements. To facilitate compliance with anti-money laundering laws, the Company has developed and implemented policies and procedures required by federal law to detect, deter and prevent money laundering, including those required by the BSA and the USA PATRIOT Act. Each party further agrees to cooperate and share information with the other to the extent required by law to facilitate implementation of each other's anti-money laundering program.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY             RIDGEWORTH FUNDS

By:    /s/ Jason Frain                      By:    /s/ Julia Short
       -----------------------------------         -----------------------------------
Name:  Jason Frain                          Name:  Julia Short
Title: Assistant Vice President             Title: President

RIDGEWORTH DISTRIBUTORS LLC

By:    /s/ Richard J. Berthy
       -----------------------------------
Name:  Richard J. Berthy
Title: Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 Market

    -  K, K1, K2, K3, K4
    -  TK, TK1, TK2, TK3, TK4
    -  VK, VK1, VK2, VK3, VK4
    -  UK, UK1, UK2, UK3, UK4, 401

403 and 457 Markets

    - DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Separate Account Two, Separate Account Eleven, Separate Account Fourteen

                                         SHARE                      ASSET
FUND                                     CLASS        TICKER        CLASS
-----------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                1         SCATX            E
EMERGING GROWTH STOCK FUND                  1         SEGLX            E
INTERNATIONAL EQUITY FUND                   1         STITX            E
LARGE CAP CORE EQUITY FUND                  1         CRVAX            E
LARGE CAP GROWTH STOCK FUND                 1         STCAX            E
LARGE CAP QUANTITATIVE EQUITY FUND          1         SQETX            E
LARGE CAP VALUE EQUITY FUND                 1         STVTX            E
MID-CAP CORE EQUITY FUND                    1         SAGTX            E
MID-CAP VALUE EQUITY FUND                   1         SMVTX            E
SELECT LARGE CAP GROWTH STOCK FUND          1         STTAX            E
SMALL CAP GROWTH STOCK FUND                 1         SSCTX            E
SMALL CAP VALUE EQUITY FUND                 1         SCETX            E
AGGRESSIVE GROWTH STOCK FUND                A         SAGAX            E
EMERGING GROWTH STOCK FUND                  A         SCEAX            E
INTERNATIONAL EQUITY FUND                   A         SCIIX            E
LARGE CAP CORE EQUITY                       A         CFVIX            E
LARGE CAP GROWTH STOCK FUND                 A         STCIX            E
LARGE CAP QUANTITATIVE EQUITY FUND          A         SQEAX            E
LARGE CAP VALUE EQUITY FUND                 A         SVIIX            E
MID-CAP CORE EQUITY FUND                    A         SCAIX            E
MID-CAP VALUE EQUITY FUND                   A         SAMVX            E
SELECT LARGE CAP GROWTH STOCK FUND          A         SXSAX            E
SMALL CAP GROWTH STOCK FUND                 A         SCGIX            E
SMALL CAP VALUE EQUITY FUND                 A         SCETX            E

                                   SCHEDULE B

A SHARES. In consideration of the services provided by the Company pursuant to this Agreement, the Fund, through the Underwriter as paying agent of the Rule 12b-1 Plan, will pay to the Company the applicable fees for the A SHARES of the Funds as authorized by the Rule 12b-1 Plan. Any payment obligation of the Fund hereunder with respect to a particular Fund shall be binding solely upon the assets of that Fund, and shall not be binding upon the assets of any other RidgeWorth Fund. Any payment obligation of the Underwriter hereunder with respect to a particular Fund shall be due and payable only to the extent authorized pursuant to the Rule 12b-1 Plan adopted by Fund under Rule 12b-1 of the 1940 Act, as amended and paid to the Underwriter by the particular Fund. The Underwriter shall have only the obligation to make payments to the Company after, for as long as, and to the extent that the Underwriter receives from the Fund an amount equivalent to the amounts payable to the Company. Payment obligations of the Underwriter hereunder are and shall remain subject to applicable law, including, but not limited to, the limitations set forth in Rule 2830 of the FINRA Conduct Rules.

I SHARES. In consideration of the services provided by the Company pursuant to this Agreement, the Fund shall pay or cause to be paid to the Company the applicable fees for the I SHARES of the Funds

Subject to the provisions above, the Fund agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

This Schedule A may be updated periodically by letter agreement between the parties hereto.

                                                                                                 12B1 PAYMENT          TOTAL
                                                                                                 (SHAREHOLDER         PAYOUT
                                         SHARE                      ASSET       FFS (BASIS      SERVICING FEES        (BASIS
FUND                                     CLASS        TICKER        CLASS         POINTS)       -BASIS POINTS)        POINTS)
--------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                1         SCATX            E             50                 0                50
EMERGING GROWTH STOCK FUND                  1         SEGLX            E             50                 0                50
INTERNATIONAL EQUITY FUND                   1         STITX            E             50                 0                50
LARGE CAP CORE EQUITY FUND                  1         CRVAX            E             50                 0                50
LARGE CAP GROWTH STOCK FUND                 1         STCAX            E             50                 0                50
LARGE CAP QUANTITATIVE EQUITY FUND          1         SQETX            E             50                 0                50

                                                                                                12B1 PAYMENT         TOTAL
                                                                                                (SHAREHOLDER        PAYOUT
                                         SHARE                      ASSET       FFS (BASIS     SERVICING FEES       (BASIS
FUND                                     CLASS        TICKER        CLASS         POINTS)      -BASIS POINTS)       POINTS)
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE EQUITY FUND                 1         STVTX            E             50                0               50
MID-CAP CORE EQUITY FUND                    1         SAGTX            E             50                0               50
MID-CAP VALUE EQUITY FUND                   1         SMVTX            E             50                0               50
SELECT LARGE CAP GROWTH STOCK FUND          1         STTAX            E             50                0               50
SMALL CAP GROWTH STOCK FUND                 1         SSCTX            E             50                0               50
SMALL CAP VALUE EQUITY FUND                 1         SCETX            E             50                0               50
AGGRESSIVE GROWTH STOCK FUND                A         SAGAX            E             50               25               75
EMERGING GROWTH STOCK FUND                  A         SCEAX            E             50               25               75
INTERNATIONAL EQUITY FUND                   A         SCIIX            E             50               25               75
LARGE CAP CORE EQUITY                       A         CFVIX            E             50               25               75
LARGE CAP GROWTH STOCK FUND                 A         STCIX            E             50               25               75
LARGE CAP QUANTITATIVE EQUITY FUND          A         SQEAX            E             50               25               75
LARGE CAP VALUE EQUITY FUND                 A         SVIIX            E             50               25               75
MID-CAP CORE EQUITY FUND                    A         SCAIX            E             50               25               75
MID-CAP VALUE EQUITY FUND                   A         SAMVX            E             50               25               75
SELECT LARGE CAP GROWTH STOCK FUND          A         SXSAX            E             50               25               75
SMALL CAP GROWTH STOCK FUND                 A         SCGIX            E             50               25               75
SMALL CAP VALUE EQUITY FUND                 A         SASVX            E             50               25               75

                             FIRST AMENDMENT TO THE
                      RETAIL FUND PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT ("Amendment") dated as of Dec. 11, 2009, between Hartford Life Insurance Company, a stock life insurance company organized under the laws of Connecticut (the "Company"), RidgeWorth Funds (formerly, STI Classic Funds) (the "Trust") an open-end management investment company organized under the laws of the Commonwealth of Massachusetts (the "Fund") and RidgeWorth Distributors LLC, a Delaware limited liability company (the "Underwriter") amends the Retail Fund Participation Agreement dated December 16, 2008 (the "Agreement").

WHEREAS, the Company and the Trust desire to further amend the Agreement and certain Schedules to the Agreement to add Hartford Securities Distribution Company, Inc. ("HSD") as a party to the Agreement, to revise Section 5.1 with respect to Compensation, and to revise Schedules A and B to include certain of the A and R Shares of certain series of the Trust (the "Funds"); and

NOW, THEREFORE, the Service Provider and the Trust agree to amend the Agreement as follows:

1. Hartford Securities Distribution Company, Inc. is hereby added as a party to this Agreement.

2. Section 5.1 is hereby deleted in its entirety and is replaced with the following:

      5.1 The Fund agrees to pay (or cause to be paid) to the fees and expenses provided in the attached Schedule B.

12B-1 FEES.

To compensate Company for its distribution of Fund shares or administrative services related to Fund shares, the Fund shall make (or cause to be made) monthly payments to Company, as specified in Schedule B, based on the average net assets invested in the Funds through the Separate Accounts in each calendar month. The Fund will make (or cause to be made) such payments to Company within thirty (30) days after the end of each calendar month. Each payment will be accompanied by a statement showing the calculation of the fee payable to Company for the month and such other supporting data as may be reasonably requested by Company.

With respect to such 12b-1 fees:

Hartford Securities Distribution Company, Inc. (HSD) will act as broker-dealer for the offer, sale and resale of shares and the receiving agent on behalf of the Accounts or through NAME's arrangements with the Plan Level Accounts with respect to the 12b-1 fees payable pursuant to the Agreement.

HSD is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA"). HSD shall be fully responsible for carrying out all compliance, supervisory and other obligations with respect to the activities of its registered representatives as required by FINRA rules and applicable Federal and state securities laws.

FEE FOR SERVICES.

To the extent such payment are paid pursuant to the Fee for Services arrangement, Company shall notify the Fund, or its designated agent, in writing of the amount due and payable hereunder by the Fund and shall provide such documentation supporting its calculation as may be reasonably requested by the Fund pursuant to this Section 5.1 at the end of each month and the Fund will make such payment (or cause such payment to be made) to Company within 30 calendar days of receipt of the invoice. Notice of amount due and payable shall be sent to:

     RidgeWorth Capital Management, Inc.
     50 Hurt Plaza
     Suite 1400
     Atlanta, GA 30303
     Attn: Patrick Paparelli

PAYMENT BY WIRE, ACH OR CHECK FOR 12B-1 FEE PAYMENTS SHOULD BE MADE TO THE
FOLLOWING:

     Wire to:
     Bank Of America
     Hartford, CT 06115

     ABA 026009593
     Acct # 50451925
     Acct Name: Hartford Securities Distribution Company

     (ACH instructions are the same EXCEPT the ABA is 011900445)

     Remit to:
     Hartford Securities Distribution Company
     Attn: Finance, A3E-1
     PO Box 2999
     Hartford, CT 06104-2999

PAYMENT BY WIRE, ACH OR CHECK FOR SERVICE FEE PAYMENTS SHOULD BE MADE TO THE
FOLLOWING:

     WIRE TO:
     Bank Of America
     Hartford, CT 06115

     ABA 026009593
     Acct # 50213808
     Acct Name: Hartford Life Insurance Company

     (ACH instructions are the same EXCEPT the ABA is 011900254

     REMIT TO:
     Hartford Life Insurance Company
     Attn: Finance, A3E-1
     PO Box 2999
     Hartford, CT 06104-2999

3. Schedule A is hereby deleted in its entirety and is replaced with the attached.

4. Schedule B is hereby deleted in its entirety and is replaced with the attached.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment to the Agreement as of the date set forth above.

HARTFORD LIFE INSURANCE COMPANY

         /s/ Richard E. Cady
         -----------------------------------
By:      Richard E. Cady
Title:   Assistant Vice President

RIDGEWORTH FUNDS

By:       /s/ Julia Short
          --------------------
Title:    President

RIDGEWORTH DISTRIBUTORS LLC

By:       /s/ [ILLEGIBLE]
          --------------------
Title:    President

HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

          /s/ Richard E. Cady
          -----------------------------------
By:       Richard E. Cady,
Title:    Assistant Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

     - K, K1, K2, K3, K4
     - TK, TK1, TK2, TK3, TK4
     - VK, VK1, VK2, VK3, VK4
     - UK, UK1, UK2, UK3, UK4, 401

403 AND 457 MARKETS

     - DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Separate Account Two, Separate Account Eleven, Separate Account Fourteen

                                                  SHARE                  ASSET
FUND                                              CLASS      TICKER      CLASS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                        A         SAGAX        E
EMERGING GROWTH STOCK FUND                          A         SCEAX        E
INTERNATIONAL EQUITY 130/30 FUND                    A         SIELX        E
INTERNATIONAL EQUITY FUND                           A         SCIIX        E
INTERNATIONAL EQUITY INDEX FUND                     A         SIIIX        E
LARGE CAP CORE EQUITY FUND                          A         CFVIX        E
LARGE CAP GROWTH STOCK FUND                         A         STCIX        E
LARGE CAP QUANTITATIVE EQUITY FUND                  A         SQEAX        E
LARGE CAP VALUE EQUITY FUND                         A         SVIIX        E
MID-CAP CORE EQUITY FUND                            A         SCAIX        E
MID-CAP VALUE EQUITY FUND                           A         SAMVX        E
SELECT LARGE CAP GROWTH STOCK FUND                  A         SXSAX        E
SMALL CAP GROWTH STOCK FUND                         A         SCGIX        E
SMALL CAP VALUE EQUITY FUND                         A         SASVX        E

                                                  SHARE                  ASSET
FUND                                              CLASS      TICKER      CLASS
--------------------------------------------------------------------------------
CORPORATE BOND FUND                                 A         SAINX        FI
HIGH INCOME FUND                                    A         SAHIX        FI
INTERMEDIATE BOND FUND                              A         IBASX        FI
INVESTMENT GRADE BOND FUND                          A         STGIX        FI
LIMITED TERM FEDERAL MORTGAGE SECURITIES FUND       A         SLTMX        FI
SEIX HIGH YIELD FUND                                A         HYPSX        FI
SHORT-TERM BOND FUND                                A         STSBX        FI
SHORT-TERM U.S. TREASURY SECURITIES FUND            A         STSFX        FI
TOTAL RETURN BOND FUND                              A         CBPSX        FI
U.S. GOVERNMENT SECURITIES FUND                     A         SCUSX        FI
AGGRESSIVE ALLOCATION STRATEGY FUND                 A         SLAAX      F of F
CONSERVATIVE ALLOCATION STRATEGY FUND               A         SVCAX      F of F
GROWTH ALLOCATION STRATEGY FUND                     A         SGIAX      F of F
MODERATE ALLOCATION STRATEGY FUND                   A         SVMAX      F of F
AGGRESSIVE GROWTH STOCK FUND                        I         SCATX        E
EMERGING GROWTH STOCK FUND                          I         SEGLX        E
INTERNATIONAL EQUITY 130/30 FUND                    I         SCEIX        E
INTERNATIONAL EQUITY FUND                           I         STITX        E
INTERNATIONAL EQUITY INDEX FUND                     I         SIEIX        E
LARGE CAP CORE EQUITY FUND                          I         CRVAX        E
LARGE CAP GROWTH STOCK FUND                         I         STCAX        E
LARGE CAP QUANTITATIVE EQUITY FUND                  I         SQETX        E

                                               SHARE                    ASSET
FUND                                           CLASS       TICKER       CLASS
--------------------------------------------------------------------------------
LARGE CAP VALUE EQUITY FUND                      I         STVTX          E
MID-CAP CORE EQUITY FUND                         I         SAGTX          E
MID-CAP VALUE EQUITY FUND                        I         SMVTX          E
REAL ESTATE 130/30 FUND                          I         SRIEX          E
SELECT LARGE CAP GROWTH STOCK FUND               I         STTAX          E
SMALL CAP GROWTH STOCK FUND                      I         SSCTX          E
SMALL CAP VALUE EQUITY FUND                      I         SCETX          E
CORPORATE BOND FUND                              I         STICX          FI
HIGH INCOME FUND                                 I         STHTX          FI
INTERMEDIATE BOND FUND                           I         SAMIX          FI
INVESTMENT GRADE BOND FUND                       I         STIGX          FI
LIMITED TERM FEDERAL MORTGAGE SECURITIES         I         SLMTX          FI
FUND
SEIX HIGH YIELD FUND                             I         SAMHX          FI
SHORT-TERM BOND FUND                             I         SSBTX          FI
SHORT-TERM U.S. TREASURY SECURITIES FUND         I         SUSTX          FI
TOTAL RETURN BOND FUND                           I         SAMFX          FI
U.S. GOVERNMENT SECURITIES FUND                  I         SUGTX          FI
AGGRESSIVE ALLOCATION STRATEGY FUND              I         CVMGX        F of F
CONSERVATIVE ALLOCATION STRATEGY FUND            I         SCCTX        F of F
GROWTH ALLOCATION STRATEGY FUND                  I         CLVGX        F of F
MODERATE ALLOCATION STRATEGY FUND                I         CLVGX        F of F
PRIME QUALITY MONEY MARKET FUND                  I         SQTXX         MMKT

                                                  SHARE                  ASSET
FUND                                              CLASS      TICKER      CLASS
--------------------------------------------------------------------------------
HIGH INCOME FUND                                    R         STHIX        FI
INTERMEDIATE BOND FUND                              R         IBLSX        FI
INVESTMENT GRADE BOND FUND                          R         SCIGX        FI
SEIX HIGH YIELD FUND                                R         HYLSX        FI
TOTAL RETURN BOND FUND                              R         SCBLX        FI

                                   SCHEDULE B

                                            SHARE                      ASSET             FFS
FUND                                        CLASS        TICKER        CLASS       (BASIS POINTS)
---------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                   A         SAGAX           E                50
EMERGING GROWTH STOCK FUND                     A         SCEAX           E                50
INTERNATIONAL EQUITY 130/30 FUND               A         SIELX           E                50
INTERNATIONAL EQUITY FUND                      A         SCIIX           E                50
INTERNATIONAL EQUITY INDEX FUND                A         SIIIX           E                 0
LARGE CAP CORE EQUITY FUND                     A         CFVIX           E                50
LARGE CAP GROWTH STOCK FUND                    A         STCIX           E                50
LARGE CAP QUANTITATIVE EQUITY FUND             A         SQEAX           E                50
LARGE CAP VALUE EQUITY FUND                    A         SVIIX           E                50
MID-CAP CORE EQUITY FUND                       A         SCAIX           E                50
MID-CAP VALUE EQUITY FUND                      A         SAMVX           E                50
SELECT LARGE CAP GROWTH STOCK FUND             A         SXSAX           E                50
SMALL CAP GROWTH STOCK FUND                    A         SCGIX           E                50
SMALL CAP VALUE EQUITY FUND                    A         SASVX           E                50
CORPORATE BOND FUND                            A         SAINX          FI                 0
HIGH INCOME FUND                               A         SAHIX          FI                15
INTERMEDIATE BOND FUND                         A         IBASX          FI                 0
INVESTMENT GRADE BOND FUND                     A         STGIX          FI                 0
LIMITED TERM FEDERAL MORTGAGE
 SECURITIES FUND                               A         SLTMX          FI                 0
SEIX HIGH YIELD FUND                           A         HYPSX          FI                 0
SHORT-TERM BOND FUND                           A         STSBX          FI                 0
SHORT-TERM U.S. TREASURY SECURITIES
 FUND                                          A         STSFX          FI                 0

                                              12B1                                TOTAL
                                             PAYMENT         SHAREHOLDER         PAYOUT
FUND                                     (BASIS POINTS)     SERVICING FEE    (BASIS POINTS)
--------------------------------------  -----------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                    25                 0                75
EMERGING GROWTH STOCK FUND                      25                 0                75
INTERNATIONAL EQUITY 130/30 FUND                25                 0                75
INTERNATIONAL EQUITY FUND                       25                 0                75
INTERNATIONAL EQUITY INDEX FUND                 25                15                40
LARGE CAP CORE EQUITY FUND                      25                 0                75
LARGE CAP GROWTH STOCK FUND                     25                 0                75
LARGE CAP QUANTITATIVE EQUITY FUND              25                 0                75
LARGE CAP VALUE EQUITY FUND                     25                 0                75
MID-CAP CORE EQUITY FUND                        25                 0                75
MID-CAP VALUE EQUITY FUND                       25                 0                75
SELECT LARGE CAP GROWTH STOCK FUND              25                 0                75
SMALL CAP GROWTH STOCK FUND                     25                 0                75
SMALL CAP VALUE EQUITY FUND                     25                 0                75
CORPORATE BOND FUND                             25                15                40
HIGH INCOME FUND                                25                 0                40
INTERMEDIATE BOND FUND                          25                15                40
INVESTMENT GRADE BOND FUND                      25                15                40
LIMITED TERM FEDERAL MORTGAGE
 SECURITIES FUND                                15                15                30
SEIX HIGH YIELD FUND                            25                15                40
SHORT-TERM BOND FUND                            15                15                30
SHORT-TERM U.S. TREASURY SECURITIES
 FUND                                           15                15                30


                                            SHARE                   ASSET          FFS
FUND                                        CLASS        TICKER     CLASS    (BASIS POINTS)
---------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                        A          CBPSX       FI              0
U.S. GOVERNMENT SECURITIES FUND               A          SCUSX       FI              0
AGGRESSIVE ALLOCATION STRATEGY FUND           A          SLAAX     F of F           50
CONSERVATIVE ALLOCATION STRATEGY FUND         A          SVCAX     F of F           10
GROWTH ALLOCATION STRATEGY FUND               A          SGIAX     F of F           50
MODERATE ALLOCATION STRATEGY FUND             A          SVMAX     F of F           15
AGGRESSIVE GROWTH STOCK FUND                  I          SCATX        E             50
EMERGING GROWTH STOCK FUND                    I          SEGLX        E             50
INTERNATIONAL EQUITY 130/30 FUND              I          SCEIX        E             50
INTERNATIONAL EQUITY FUND                     I          STITX        E             50
INTERNATIONAL EQUITY INDEX FUND               I          SIEIX        E              0
LARGE CAP CORE EQUITY FUND                    I          CRVAX        E             50
LARGE CAP GROWTH STOCK FUND                   I          STCAX        E             50
LARGE CAP QUANTITATIVE EQUITY FUND            I          SQETX        E             50
LARGE CAP VALUE EQUITY FUND                   I          STVTX        E             50
MID-CAP CORE EQUITY FUND                      I          SAGTX        E             50
MID-CAP VALUE EQUITY FUND                     I          SMVTX        E             50
REAL ESTATE 130/30 FUND                       I          SRIEX        E             50
SELECT LARGE CAP GROWTH STOCK FUND            I          STTAX        E             50
SMALL CAP GROWTH STOCK FUND                   I          SSCTX        E             50

                                              12B1                                TOTAL
                                             PAYMENT         SHAREHOLDER         PAYOUT
FUND                                     (BASIS POINTS)     SERVICING FEE    (BASIS POINTS)
--------------------------------------  -----------------------------------------------------
TOTAL RETURN BOND FUND                          25                15                40
U.S. GOVERNMENT SECURITIES FUND                 25                15                40
AGGRESSIVE ALLOCATION STRATEGY FUND             25                 0                75
CONSERVATIVE ALLOCATION STRATEGY FUND           25                 0                35
GROWTH ALLOCATION STRATEGY FUND                 25                 0                75
MODERATE ALLOCATION STRATEGY FUND               25                 0                40
                                                                                     0
AGGRESSIVE GROWTH STOCK FUND                     0                 0                50
EMERGING GROWTH STOCK FUND                       0                 0                50
INTERNATIONAL EQUITY 130/30 FUND                 0                 0                50
INTERNATIONAL EQUITY FUND                        0                 0                50
INTERNATIONAL EQUITY INDEX FUND                  0                15                15
LARGE CAP CORE EQUITY FUND                       0                 0                50
LARGE CAP GROWTH STOCK FUND                      0                 0                50
LARGE CAP QUANTITATIVE EQUITY FUND               0                 0                50
LARGE CAP VALUE EQUITY FUND                      0                 0                50
MID-CAP CORE EQUITY FUND                         0                 0                50
MID-CAP VALUE EQUITY FUND                        0                 0                50
REAL ESTATE 130/30 FUND                          0                 0                50
SELECT LARGE CAP GROWTH STOCK FUND               0                 0                50
SMALL CAP GROWTH STOCK FUND                      0                 0                50


                                            SHARE                    ASSET           FFS
FUND                                        CLASS        TICKER      CLASS     (BASIS POINTS)
-----------------------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY FUND                   I          SCETX         E              50
CORPORATE BOND FUND                           I          STICX        FI               0
HIGH INCOME FUND                              I          STHTX        FI              15
INTERMEDIATE BOND FUND                        I          SAMIX        FI               0
INVESTMENT GRADE BOND FUND                    I          STIGX        FI               0
LIMITED TERM FEDERAL MORTGAGE
 SECURITIES FUND                              I          SLMTX        FI               0
SEIX HIGH YIELD FUND                          I          SAMHX        FI               0
SHORT-TERM BOND FUND                          I          SSBTX        FI               0
SHORT-TERM U.S. TREASURY SECURITIES
 FUND                                         I          SUSTX        FI               0
TOTAL RETURN BOND FUND                        I          SAMFX        FI               0
U.S. GOVERNMENT SECURITIES FUND               I          SUGTX        FI               0
AGGRESSIVE ALLOCATION STRATEGY FUND           I          CVMGX      F of F            50
CONSERVATIVE ALLOCATION STRATEGY FUND         I          SCCTX      F of F            10
GROWTH ALLOCATION STRATEGY FUND               I          CLVGX      F of F            50
MODERATE ALLOCATION STRATEGY FUND             I          CLVGX      F of F            15
PRIME QUALITY MONEY MARKET FUND               I          SQTXX       MMKT             15
HIGH INCOME FUND                              R          STHIX        FI               0
INTERMEDIATE BOND FUND                        R          IBLSX        FI               0
INVESTMENT GRADE BOND FUND                    R          SCIGX        FI               0
SEIX HIGH YIELD FUND                          R          HYLSX        FI               0
TOTAL RETURN BOND FUND                        R          SCBLX        FI               0

                                              12B1                                TOTAL
                                             PAYMENT         SHAREHOLDER         PAYOUT
FUND                                     (BASIS POINTS)     SERVICING FEE    (BASIS POINTS)
--------------------------------------  -----------------------------------------------------
SMALL CAP VALUE EQUITY FUND                      0                 0                50
CORPORATE BOND FUND                              0                15                15
HIGH INCOME FUND                                 0                 0                15
INTERMEDIATE BOND FUND                           0                15                15
INVESTMENT GRADE BOND FUND                       0                15                15
LIMITED TERM FEDERAL MORTGAGE
 SECURITIES FUND                                 0                15                15
SEIX HIGH YIELD FUND                             0                15                15
SHORT-TERM BOND FUND                             0                15                15
SHORT-TERM U.S. TREASURY SECURITIES
 FUND                                            0                15                15
TOTAL RETURN BOND FUND                           0                15                15
U.S. GOVERNMENT SECURITIES FUND                  0                15                15
AGGRESSIVE ALLOCATION STRATEGY FUND              0                 0                50
CONSERVATIVE ALLOCATION STRATEGY FUND            0                 0                10
GROWTH ALLOCATION STRATEGY FUND                  0                 0                50
MODERATE ALLOCATION STRATEGY FUND                0                 0                15
PRIME QUALITY MONEY MARKET FUND                  0                 0                15
HIGH INCOME FUND                                50                25                75
INTERMEDIATE BOND FUND                          50                25                75
INVESTMENT GRADE BOND FUND                      50                25                75
SEIX HIGH YIELD FUND                            50                25                75
TOTAL RETURN BOND FUND                          50                25                75